July 16, 2008

ADVANTAGE FUNDS, INC. - DREYFUS PREMIER STRUCTURED LARGE CAP VALUE FUND

Supplement to Prospectus dated January 1, 2008

      The Board of Directors of Advantage Funds, Inc. has approved the liquidation of Dreyfus Premier Structured Large Cap Value Fund (the “Fund”), effective on or about August 28, 2008 (the “Liquidation Date”). Accordingly, effective on or about August 1, 2008, no new or subsequent investments in the Fund will be permitted.

      In addition, effective on July 16, 2008, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

      Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

July 16, 2008

ADVANTAGE FUNDS, INC. - DREYFUS EMERGING LEADERS FUND - DREYFUS SMALL COMPANY VALUE FUND

Supplement to Prospectus dated January 1, 2008

     The Board of Directors of Advantage Funds, Inc. (the “Company”) has approved a Plan of Reorganization (the “Plan”) for the Company, on behalf of Dreyfus Emerging Leaders Fund (the “Emerging Leaders Fund”) and Dreyfus Small Company Value Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Emerging Leaders Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Emerging Leaders Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Emerging Leaders Fund shareholders and the subsequent termination of the Emerging Leaders Fund (the “Reorganization”). Consummation of the Reorganization is contingent on the approval of the Emerging Leaders Fund’s shareholders. No action is required by the shareholders of the Acquiring Fund with respect to the Reorganization.

     It is currently contemplated that holders of Emerging Leaders Fund shares as of August 5, 2008 (the “Record Date”) will be asked to approve the Plan on behalf of the Emerging Leaders Fund at a special meeting of shareholders to be held on or about October 15, 2008. If the Plan is approved, the Reorganization will become effective on or about December 17, 2008.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Emerging Leaders Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.